UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 16, 2019

Washington Prime Group Inc.

Washington Prime Group, L.P.

(Exact name of Registrant as specified in its Charter)

Indiana	001-36252	46-4323686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class of Security	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	WPG	New York Stock Exchange
7.5% Series H Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRH	New York Stock Exchange
6.875% Series I Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On October 10, 2019 (the “Effective Date”), Washington Prime Group, L.P. (a “Registrant” or the “Company”) completed a bridge financing transaction in which Registrant provided a mortgage loan to Mall Ground Portfolio, LLC (“Buyer”), an affiliate of Kawa Capital Partners LLC in conjunction with Perennial Investment & Advisors, LLC in connection with the consummation of a sale and leaseback transaction (the “Transaction”) involving the purchase by Buyer , of the fee interest in four regional shopping centers (the “Centers” and each a “Center”) previously owned by affiliates of Registrant. The aforementioned bridge financing transaction is evidenced by a Loan Agreement, dated October 10, 2019 (the “Agreement”), by and between Registrant and Buyer, a promissory note and four separate security instruments under which each Center serves as separate collateral for the aforementioned loan.

Under the Agreement, Registrant is to provide Buyer a loan in the amount of Fifty-Five Million Dollars ($55,000,000) (the “Bridge Loan”) at an interest rate of 4.00% per annum with a maturity date of November 6, 2024 (the “Maturity Date”). Furthermore, under the Agreement, Buyer is to use the Bridge Loan proceeds to: (i) complete the Transaction, (ii) pay and discharge any existing loans relating to the Centers, (iii) pay all delinquent taxes and other charges, if any, in respect of each Center and (iv) pay certain costs and expenses incurred in connection with closing the Bridge Loan and consummating the Transaction. Under the Agreement, Buyer has no option to extend the Maturity Date and Buyer may prepay the Bridge Loan in whole or in part without penalty during the term. Buyer shall make monthly payments of interest on the unpaid outstanding principal balance of the Bridge Loan during its term until the Maturity Date at which time the Buyer shall pay Registrant the outstanding principal balance of the Bridge Loan, all accrued and unpaid interest and all other amounts due under the Agreement. Upon the occurrence of certain events of default under the Agreement that remain uncured, the Registrant may accelerate the repayment of the Bridge Loan and pursue additional remedies permitted under the Agreement and prevailing law. Under the Agreement, the Company shall have the right to: (i) sell or otherwise transfer the entire Bridge Loan or any portion thereof or (ii) sell participation interests in the Bridge Loan. The Agreement contains such other terms, conditions, and representations that are customary and typical for private bridge financing of this nature.

The foregoing is only a summary of certain terms and provisions of the Agreement which are qualified in its entirety by Exhibit 10.1 which is incorporated by reference herein.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 16, 2019, Forest Plaza, LLC, Lakeline Plaza, LLC, Muncie Plaza, LLC, White Oaks Plaza, LLC and Lakeline Village LLC (all, collectively, the “Borrowers” and each a “Borrower”), each an affiliate of Registrant, executed a Loan Agreement with Morgan Stanley Bank, N.A. (the “Lender”) under which Lender loaned Borrowers One Hundred Seventeen Million Dollars ($117,000,000) (the “Loan”). In addition to the loan agreement, the Loan is evidenced by three promissory notes secured by a recorded mortgage or deed of trust instrument on the following open-air assets: Forest Plaza located in Rockford, IL; White Oaks Plaza, located in Springfield, IL; Lakeline Plaza, located in Cedar Park, TX; and Muncie Plaza, located in Muncie, IN (all, collectively, the “Properties”).

The Loan has a fixed interest rate of 3.67% per annum and a maturity date of October 1, 2029 (“Maturity Date”). Borrowers shall make interest only payments during the term of the Loan that shall be applied toward accrued interest and then the balance, if any, to unpaid principal of the Loan until the Maturity Date at which time the entire outstanding indebtedness shall be repaid. Borrowers may also voluntarily prepay the Loan during the term and, under certain circumstances, can be required by Lender to prepay a portion of the outstanding principal of the Loan. Furthermore, provided no uncured event of default has occurred and subject to the satisfaction of certain conditions, Borrowers, during a prescribed period during the Loan’s term, shall have the right to voluntarily defease the entire Loan. Lender may accelerate repayment of all outstanding amounts owed by Borrowers under the Loan if certain defaults under the loan agreement remain uncured as well as foreclose on one or more of the Properties. The loan agreement contains such other terms, conditions, and representations that are customary and typical for securitized commercial real estate loans of this nature. Additionally, Registrant executed a guaranty agreement to protect Lender against recourse losses that Lender may incur by reason of certain intentional misrepresentations, malfeasance, misappropriations, and acts of waste committed by one or more Borrowers or their representative affiliates.

Item 8.01 Other Events.

On the Effective Date, the Registrant completed the Transaction. A copy of the press release announcing the consummation of the Transaction as well as the completion of the transactions described in Items 1.01 and 2.03 above is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

10.1	Loan Agreement, dated October 10, 2019, by and between Washington Prime Group, L.P. and Mall Ground Portfolio, LLC.

99.1	Press Release, dated October 15, 2019.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2019	Washington Prime Group Inc.
(Registrant)

By: /s/ Robert P. Demchak Robert P. Demchak Executive Vice President, General Counsel & Corporate Secretary

Date: October 17, 2019	Washington Prime Group, L.P. (Registrant)

By: Washington Prime Group Inc., its sole general partner
By: /s/ Robert P. Demchak Robert P. Demchak Executive Vice President, General Counsel & Corporate Secretary

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